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                                                                 EXHIBIT 10.6(e)

                  FIRST AMENDMENT TO INTERCREDITOR AGREEMENT
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          This FIRST AMENDMENT TO INTERCREDITOR AGREEMENT is entered into as of
February 1, 2000 by and among MIDFIRST BANK ("MidFirst"), CORAL RESERVES, INC., an Oklahoma corporation ("Coral Reserves"), CORAL RESERVES ENERGY CORP., an Oklahoma corporation ("Coral Energy"), CANAAN ENERGY CORPORATION, an Oklahoma corporation, formerly known as Coral Reserves Group, Ltd. ("Canaan") (collectively, Coral Reserves, Coral Energy and Canaan are referred to herein as the "Coral Group"), and INDIAN OIL COMPANY, an Oklahoma corporation ("Borrower"), with respect to the following:

          A. On March 31, 1999 the parties entered into an Intercreditor Agreement providing for subordination of the Contingent Production Payment to the MidFirst Debt.

          B. Borrower has requested that MidFirst extend and increase the principal balance of the MidFirst Debt, and the parties desire to amend the Intercreditor Agreement in connection with such extension and increase.

          NOW, THEREFORE, in consideration of the recitals and the mutual covenants and agreements herein contained, the parties hereto agree as follows:

          1.   Definitions of Terms.  The definitions of terms contained in the
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Intercreditor Agreement and not otherwise defined herein shall define the terms used in this Amendment.

          2.   Extension and Increase. The Coral Group acknowledges and consents
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to the increase in the MidFirst Debt and the extension of the maturity date of the MidFirst Debt, as set forth in the Second Amendment to Credit Agreement amending the terms of the MidFirst Debt, a copy of which is attached hereto as Exhibit A.

          3.   Payments.  The Coral Group acknowledges and consents to the
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principal and interest payments on the MidFirst Debt, as set forth in the Second
Amendment to Credit Agreement.

          4.   Merger Agreement.  The Coral Group represents and warrants that
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the Merger Agreement is in full force and effect and there are no defaults or events of default thereunder.

          5.   Continuance; Ratification.  Except as amended by this Amendment,
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the Intercreditor Agreement shall continue in full force and effect and is ratified and confirmed in all respects.
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          IN WITNESS WHEREOF, the parties have caused this First Amendment to
Intercreditor Agreement to be duly executed as of the date first set forth above.

                                   INDIAN OIL COMPANY, an Oklahoma corporation


                                   By___________________________________________

                                                                    ("Borrower")


                                   CORAL RESERVES, INC., an Oklahoma corporation


                                   By___________________________________________


                                   CORAL RESERVES ENERGY CORP., an Oklahoma corporation


                                   By___________________________________________


                                   CANAAN ENERGY CORPORATION, an Oklahoma
                                   corporation formerly known as Coral Reserves
                                   Group, Ltd.


                                   By___________________________________________

                                                                 ("Coral Group")


                                   MIDFIRST BANK


                                   By___________________________________________
                                     W. Thomas Portman, Vice President

                                                                    ("MidFirst")

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